Exhibit 99.1
PHH Corporation Announces Second Quarter 2010 Results
Company Reports Solid Core Earnings; Records GAAP Loss Driven by MSR Mark-to-Market
➢	Second quarter 2010 core earnings (pre-tax) of $52 million, core earnings (after-tax) of $28 million, and core earnings per share of $0.52 reflected solid operating performance in our Combined Mortgage Services segments and our Fleet Management Services segment.

➢	Second quarter 2010 GAAP Net loss of $133 million and Loss per share of $2.40 (basic and diluted) reflect an unfavorable mark-to-market MSR adjustment of $273 million resulting from a sharp drop in mortgage interest rates during the quarter.

➢	Mortgage closing and interest rate lock trends in the second quarter compare positively to the same quarter a year ago.

➢	The decline in interest rates also resulted in expanded pricing margins that continued into the third quarter of 2010.

➢	Fleet segment profits increased 63% in the second quarter of 2010 at $13 million compared to $8 million in the first quarter of 2010.
Mt. Laurel, NJ, August 2, 2010 (Business Wire) — PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced results for the three and six months ended June 30, 2010.
Jerry Selitto, president and chief executive officer, commented, “Second quarter results demonstrate that our revenue initiatives and transformation efforts are on track. Our goals in 2010 are to reduce expenses by building a more cost efficient business model, stabilize our funding sources, increase mortgage market share and regain ground in the fleet segment. I am pleased to report progress across all initiatives.
“Strong mortgage purchase volumes in the second quarter combined with our revenue initiatives in the correspondent channel were instrumental in our progress in driving continued market share growth in our mortgage production segment. We were particularly pleased to report a 63% increase in Fleet’s segment profit in the second quarter compared to the first quarter, an indication that fleet volumes and profitability are recovering. We’ve also made progress in stabilizing and diversifying our funding.
“The transformation program is poised to deliver expected run rate benefits of $100-$120 million in 2011, with initiatives representing $61 million of expected savings completed as of the second quarter. We continue to identify both cost savings and revenue initiatives to sustain transformation into 2011. The goal of our transformation effort is to build a sustainable business model to achieve attractive returns for our shareholders and a secure future for our customers and employees.”

Consolidated Results
Second Quarter — 2010
▪	Core earnings (pre-tax) were $52 million and $28 million for the second quarters of 2010 and 2009, respectively. Core earnings (after-tax) were $28 million, or $0.52 per share, and $15 million, or $0.27 per share, for the second quarters of 2010 and 2009, respectively.

▪	Net revenues for the second quarter of 2010 of $371 million and Net revenues for the second quarter of 2009 of $768 million included the market-related change in fair value of the MSR of $(273) million and $175 million, respectively.

▪	(Loss) income before income taxes was $(215) million for the second quarter of 2010 compared to $186 million for the second quarter of 2009. Net (loss) income attributable to PHH Corporation was $(133) million, or $(2.40) per basic share, and $106 million, or $1.93 per basic share, for the second quarters of 2010 and 2009, respectively. GAAP results were impacted by an unfavorable change in the fair value of the MSRs resulting from a decline in mortgage interest rates during the second quarter of 2010 compared to an increase in mortgage interest rates during the second quarter of 2009.

▪	Both second quarter 2010 GAAP and Core earnings in comparison to the comparable prior year period were impacted by lower margins on mortgage loans, a decrease in mortgage loans closed that was partially offset by a 22% increase in the volume of interest rate lock commitments (“IRLCs”) expected to close, and the acceleration of costs associated with the execution of our transformation plan.
Consolidated Results
Six Months — 2010
▪	Core earnings (pre-tax) were $78 million and $114 million for the six months ended June 30, 2010 and 2009, respectively. Core earnings (after-tax) were $41 million, or $0.74 per share, and $67 million, or $1.23 per share, for the six months ended June 30, 2010 and 2009, respectively.

▪	Net revenues for the six months ended June 30, 2010 of $948 million and Net revenues for the six months ended June 30, 2009 of $1.4 billion, included the market-related change in fair value of the MSR of $(262) million and $104 million, respectively.

▪	(Loss) income before income taxes was $(196) million for the six months ended June 30, 2010 compared to $191 million for the six months ended June 30, 2009. Net (loss) income attributable to PHH Corporation for the six months ended June 30, 2010 was $(125) million, or $(2.26) per basic share, and $108 million, or $1.98 per basic share, for the six months ended June 30, 2009. GAAP results in comparison to the comparable prior year period were impacted by an unfavorable change in the fair value of the MSRs resulting from a decline in mortgage interest rates during the six months ended June 30, 2010 compared to an increase in mortgage interest rates during the six months ended June 30, 2009.

▪	Both second quarter year-to-date 2010 GAAP and Core earnings in comparison to the comparable prior year period were impacted by lower margins on mortgage loans, a decrease in mortgage loans closed that was partially offset by an increase in the volume of IRLCs expected to close and the acceleration of costs associated with the execution of our transformation plan.

Segment Results — Second Quarter 2010

							Second
							Quarter
	Second Quarter 2010						2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$66	$—	$66	$40	$—	$106	$124
Fleet lease income	—	—	—	349	—	349	360
Gain on mortgage loans(1)	142	—	142	—	—	142	151
Mortgage net finance expense	(4)	(15)	(19)	—	—	(19)	(12)
Loan servicing income before reinsurance-related charges	—	112	112	—	—	112	112
MSRs prepayments and recurring cash flows(2)	—	(46)	(46)	—	—	(46)	(98)
Other income	1	(1)	—	18	—	18	13

Net revenues before certain fair value adjustments and reinsurance-related charges	205	50	255	407	—	662	650
Change in fair value of securitization-related assets(3)	—	1	1	—	—	1	(19)
Change in fair value of certain MLHS(4)	(3)	—	(3)	—	—	(3)	(4)
Reinsurance-related charges	—	(15)	(15)	—	—	(15)	(12)
MSRs fair value adjustments:
Market-related(5)	—	(273)	(273)	—	—	(273)	175
Credit-related(6)	—	(1)	(1)	—	—	(1)	(22)

Net revenues	202	(238)	(36)	407	—	371	768

Depreciation on operating leases	—	—	—	306	—	306	322
Fleet interest expense	—	—	—	25	—	25	21
Other expenses	146	26	172	63	—	235	226

Total expenses before foreclosure-related charges	146	26	172	394	—	566	569
Foreclosure-related charges	—	20	20	—	—	20	13

Total expenses	146	46	192	394	—	586	582

Income (loss) before income taxes	56	(284)	(228)	13	—	$(215)	$186

Less: net income attributable to noncontrolling interest	7	—	7	—	—

Segment profit (loss)	$49	$(284)	$(235)	$13	$—

(1)	Gain on mortgage loans other than the change in fair value of Scratch and Dent and certain non-conforming mortgage loans.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows. During the second quarters of 2010 and 2009, MSRs were reduced by $35 million and $85 million, respectively, due to actual prepayments and $11 million and $13 million, respectively, due to the actual receipts of recurring cash flows.

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(3)	Represents the change in fair value of net securitized mortgage assets, which were included in Investment securities prior to January 1, 2010, based upon the change in expected cash flows resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of Scratch and Dent and certain non-conforming mortgage loans.

(5)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(6)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

Core Earnings
							Second
							Quarter
	Second Quarter 2010						2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Income (loss) before income taxes — as reported	$56	$(284)	$(228)	$13	$—	$(215)	$186
Less: net income attributable to noncontrolling interest	7	—	7	—	—	7	5

Segment profit (loss)	49	(284)	(235)	13	—	(222)	181
Certain MSRs fair value adjustments:
Market-related (1)	—	273	273	—	—	273	(175)
Credit-related(2)	—	1	1	—	—	1	22

Core earnings (loss)(3)	$49	$(10)	$39	$13	$—	$52	$28

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (loss) is a measure that does not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.
Combined Mortgage Services Segments
▪	Segment profit and core earnings for the combined Mortgage Services segments in the second quarter of 2010 were impacted by lower closing volumes and margins compared to higher closing volumes and margins experienced in the second quarter of 2009, partially offset by an increase in IRLCs expected to close

▪	Segment profit for the combined Mortgage Services segments was also impacted by the unfavorable change in fair value of MSRs due to market-related adjustments.
Mortgage Production Segment
▪	Segment profit and core earnings for the Mortgage Production segment were driven primarily by $8.4 billion of IRLCs expected to close for the second quarter of 2010, coupled with the shift towards more purchase closings in the second quarter of 2010 compared to a higher percentage of refinance closings in the second quarter of 2009. The higher purchase closings were driven by an improvement in home sales and the expiration of the home purchase tax credit.

▪	Total originations were $10.1 billion during the second quarter of 2010, which were comprised of $7.7 billion of loans closed to be sold, substantially all of which were conforming, and $2.4 billion of fee-based closings.

▪	Home purchase closings represented 61% of total originations during the second quarter of 2010.
Mortgage Servicing Segment
▪	Segment loss includes a $273 million reduction in the value of MSRs due to market-related charges, a $46 million adjustment due to prepayments and recurring cash flows, a $15 million adjustment due to reinsurance-related charges and $20 million of foreclosure-related charges.

Fleet Management Services Segment
▪	Segment profit and core earnings of $13 million in the second quarter of 2010 declined from the second quarter of 2009 due primarily to an internal recapitalization.
Capital and Liquidity
▪	As of June 30, 2010, we had approximately $415 million of unused available capacity under our unsecured committed credit facilities.

▪	As of June 30, 2010, we had mortgage warehouse capacity of $2.2 billion, $1.8 billion of which was utilized.

▪	Total PHH Corporation stockholders’ equity of $1.4 billion as of June 30, 2010 was comprised of $941 million related to our combined mortgage services segments, $412 million related to our Fleet Management Services segment and $21 million of other.

▪	As of June 30, 2010, book value per share was $24.76.
Conference Call
The Company will conduct a conference call for investors on Tuesday, August 3, 2010, at 9:00 a.m., Eastern Daylight Time. Investors will be able to access the second quarter 2010 downloadable slide presentation that will accompany management’s remarks by visiting the Investor Relations page of the Company’s website at www.phh.com prior to the conference call. Investors may also request copies via fax by calling the investor hotline at 1-856-917-7405.
Interested investors can access the conference call by dialing 1-888-397-5352 or 1-719-457-2668, using conference ID 4671475, ten minutes prior to the start time. The conference call will also be broadcast on the Company’s website at www.phh.com. A replay will be available beginning shortly after the conclusion of the live call and ending on August 17, 2010, by dialing 1-888-203-1112 or 1-719-457-0820, using conference ID 4671475, or by logging on to the Company’s website.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries please visit our website at www.phh.com.

1 Inside Mortgage Finance, Copyright 2010
Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.
Contact Information:
Investors:
Nancy R. Kyle
856-917-4268

Media:
Karen K. McCallson
856-917-8679
Segment Results — Six Months 2010

							Six
							Months
	Six Months 2010						2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$118	$—	$118	$78	$—	$196	$222
Fleet lease income	—	—	—	688	—	688	724
Gain on mortgage loans(1)	248	—	248	—	—	248	349
Mortgage net finance expense	(9)	(29)	(38)	—	(1)	(39)	(23)
Loan servicing income before reinsurance-related charges	—	224	224	—	—	224	226
MSRs prepayments and recurring cash flows(2)	—	(91)	(91)	—	—	(91)	(177)
Other income	1	(1)	—	31	—	31	26

Net revenues before certain fair value adjustments and reinsurance-related charges	358	103	461	797	(1)	1,257	1,347
Change in fair value of securitization-related assets(3)	—	2	2	—	—	2	(21)
Change in fair value of certain MLHS(4)	(4)	—	(4)	—	—	(4)	(14)
Reinsurance-related charges	—	(26)	(26)	—	—	(26)	(26)
MSRs fair value adjustments:
Market-related(5)	—	(262)	(262)	—	—	(262)	104
Credit-related(6)	—	(19)	(19)	—	—	(19)	(35)

Net revenues	354	(202)	152	797	(1)	948	1,355

Depreciation on operating leases	—	—	—	614	—	614	647
Fleet interest expense	—	—	—	49	(1)	48	51
Other expenses	273	52	325	113	1	439	432

Total expenses before foreclosure-related charges	273	52	325	776	—	1,101	1,130
Foreclosure-related charges	—	43	43	—	—	43	34

Total expenses	273	95	368	776	—	1,144	1,164

Income (loss) before income taxes	81	(297)	(216)	21	(1)	$(196)	$191

Less: net income attributable to noncontrolling interest	7	—	7	—	—

Segment profit (loss)	$74	$(297)	$(223)	$21	$(1)

(1)	Gain on mortgage loans other than the change in fair value of Scratch and Dent and certain non-conforming mortgage loans.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows. During the six months ended June 30, 2010 and 2009, MSRs were reduced by $69 million and $150 million, respectively, due to actual prepayments and $22 million and $27 million, respectively, due to the actual receipts of recurring cash flows.

(3)	Represents the change in fair value of net securitized mortgage assets, which were included in Investment securities prior to January 1, 2010, based upon the change in expected cash flows resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of Scratch and Dent and certain non-conforming mortgage loans.

(5)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(6)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

Core Earnings
							Six
							Months
	Six Months 2010						2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Income (loss) before income taxes — as reported	$81	$(297)	$(216)	$21	$(1)	$(196)	$191
Less: net income attributable to noncontrolling interest	7	—	7	—	—	7	8

Segment profit (loss)	74	(297)	(223)	21	(1)	(203)	183
Certain MSRs fair value adjustments:
Market-related (1)	—	262	262	—	—	262	(104)
Credit-related(2)	—	19	19	—	—	19	35

Core earnings (loss)(3)	$74	$(16)	$58	$21	$(1)	$78	$114

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (loss) is a measure that does not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Revenues
Mortgage fees	$66	$86	$118	$147
Fleet management fees	40	38	78	75

Net fee income	106	124	196	222

Fleet lease income	349	360	688	724

Gain on mortgage loans, net	139	147	244	335

Mortgage interest income	22	25	40	50
Mortgage interest expense	(41)	(37)	(79)	(73)

Mortgage net finance expense	(19)	(12)	(39)	(23)

Loan servicing income	97	100	198	200
Change in fair value of mortgage servicing rights	(320)	55	(372)	(108)

Net loan servicing (loss) income	(223)	155	(174)	92

Other income (expense)	19	(6)	33	5

Net revenues	371	768	948	1,355

Expenses
Salaries and related expenses	119	128	233	243
Occupancy and other office expenses	14	12	29	27
Depreciation on operating leases	306	322	614	647
Fleet interest expense	25	21	48	51
Other depreciation and amortization	5	7	11	13
Other operating expenses	117	92	209	183

Total expenses	586	582	1,144	1,164

(Loss) income before income taxes	(215)	186	(196)	191
(Benefit from) provision for income taxes	(89)	75	(78)	75

Net (loss) income	(126)	111	(118)	116
Less: net income attributable to noncontrolling interest	7	5	7	8

Net (loss) income attributable to PHH Corporation	$(133)	$106	$(125)	$108

Basic (loss) earnings per share attributable to PHH Corporation	$(2.40)	$1.93	$(2.26)	$1.98

Diluted (loss) earnings per share attributable to PHH Corporation	$(2.40)	$1.91	$(2.26)	$1.96

PHH CORPORATION AND SUBSIDIARIES
CORE EARNINGS
(Unaudited)
(In millions, except for per share data)

Core Earnings
	Three Months
	Ended June 30,
	2010	2009
(Loss) income before income taxes – as reported	$(215)	$186
Less: net income attributable to noncontrolling interest	7	5

Segment (loss) profit	(222)	181
Certain MSRs fair value adjustments:
Market-related(1)	273	(175)
Credit-related(2)	1	22

Core earnings (pre-tax) (3)	$52	$28

Core earnings (after-tax) (3)	$28	$15

Core earnings per share attributable to PHH Corporation (3)	$0.52	$0.27

Core Earnings
	Six Months
	Ended June 30,
	2010	2009
(Loss) income before income taxes – as reported	$(196)	$191
Less: net income attributable to noncontrolling interest	7	8

Segment (loss) profit	(203)	183
Certain MSRs fair value adjustments:
Market-related(1)	262	(104)
Credit-related(2)	19	35

Core earnings (pre-tax) (3)	$78	$114

Core earnings (after-tax) (3)	$41	$67

Core earnings per share attributable to PHH Corporation(3)	$0.74	$1.23

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (pre-tax) and (after-tax) and Core earnings per share attributable to PHH Corporation are measures that do not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In millions)

	June 30,	December 31,
	2010	2009
ASSETS
Cash and cash equivalents	$184	$150
Restricted cash, cash equivalents and investments	559	596
Mortgage loans held for sale	2,090	1,218
Accounts receivable, net	507	469
Net investment in fleet leases	3,574	3,610
Mortgage servicing rights	1,236	1,413
Property, plant and equipment, net	45	49
Goodwill	25	25
Other assets(1)	658	593

Total assets	$8,878	$8,123

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$515	$495
Debt	5,999	5,160
Deferred income taxes	618	702
Other liabilities	358	262

Total liabilities	7,490	6,619

Commitments and contingencies	—	—
Total PHH Corporation stockholders’ equity	1,374	1,492
Noncontrolling interest	14	12

Total equity	1,388	1,504

Total liabilities and equity	$8,878	$8,123

(1)	Other assets include intangible assets of $37 million and $38 million as of June 30, 2010 and December 31, 2009, respectively.

PHH CORPORATION AND SUBSIDIARIES
BOOK VALUE PER SHARE AND COMPONENTS OF PHH CORPORATION
STOCKHOLDERS’ EQUITY
(Unaudited)
(In millions)

	June 30,	December 31,
	2010	2009
Total PHH Corporation stockholders’ equity(1)	$1,374	$1,492

Book value per share(2)	$24.76	$27.24

(1)	Outstanding shares of common stock were 55.492 million and 54.775 million as of June 30, 2010 and December 31, 2009, respectively.

(2)	Book value per share is a commonly used financial metric but may be deemed a non-GAAP financial measure under Regulation G as it is not prescribed by GAAP. The Company calculated book value per share by dividing Total PHH Corporation stockholders’ equity by outstanding shares of common stock as of June 30, 2010 and December 31, 2009.

June 30, 2010
PHH Corporation Stockholders’ Equity(1):
Combined Mortgage Services Segments	$941
Fleet Management Services Segment	412
Other	21

Total PHH Corporation stockholders’ equity	$1,374

(1)	The composition of Total PHH Corporation stockholders’ equity by business may be useful in determining return on stockholders’ equity by business; however, the reporting of equity by segment is not prescribed nor required by GAAP. As such, these amounts may be deemed non-GAAP financial measures under Regulation G.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
SECOND QUARTER 2010 VS. SECOND QUARTER 2009
(Unaudited)

	Three Months Ended
	June 30,
	2010	2009	Change	% Change
	(In millions)
Mortgage fees	$66	$86	$(20)	(23)%

Gain on mortgage loans, net	139	147	(8)	(5)%

Mortgage interest income	22	26	(4)	(15)%
Mortgage interest expense	(41)	(40)	(1)	(3)%

Mortgage net finance expense	(19)	(14)	(5)	(36)%

Loan servicing income	97	100	(3)	(3)%
Change in fair value of mortgage servicing rights	(320)	55	(375)	n/m (1)

Net loan servicing (loss) income	(223)	155	(378)	n/m (1)

Other income (expense)	1	(18)	19	n/m (1)

Net revenues	(36)	356	(392)	n/m (1)

Salaries and related expenses	95	101	(6)	(6)%
Occupancy and other office expenses	10	7	3	43%
Other depreciation and amortization	3	4	(1)	(25)%
Other operating expenses	84	71	13	18%

Total expenses	192	183	9	5%

(Loss) income before income taxes	(228)	173	(401)	n/m (1)
Less: net income attributable to noncontrolling interest	7	5	2	40%

Combined Mortgage Services segments (loss) profit	$(235)	$168	$(403)	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
SIX MONTHS ENDED JUNE 30, 2010 VS. SIX MONTHS ENDED JUNE 30, 2009
(Unaudited)

	Six Months Ended
	June 30,
	2010	2009	Change	% Change
	(In millions)
Mortgage fees	$118	$147	$(29)	(20)%

Gain on mortgage loans, net	244	335	(91)	(27)%

Mortgage interest income	41	51	(10)	(20)%
Mortgage interest expense	(79)	(76)	(3)	(4)%

Mortgage net finance expense	(38)	(25)	(13)	(52)%

Loan servicing income	198	200	(2)	(1)%
Change in fair value of mortgage servicing rights	(372)	(108)	(264)	(244)%

Net loan servicing (loss) income	(174)	92	(266)	n/m (1)

Other income (expense)	2	(19)	21	n/m (1)

Net revenues	152	530	(378)	(71)%

Salaries and related expenses	181	190	(9)	(5)%
Occupancy and other office expenses	21	18	3	17%
Other depreciation and amortization	6	7	(1)	(14)%
Other operating expenses	160	144	16	11%

Total expenses	368	359	9	3%

(Loss) income before income taxes	(216)	171	(387)	n/m (1)
Less: net income attributable to noncontrolling interest	7	8	(1)	(13)%

Combined Mortgage Services segments (loss) profit	$(223)	$163	$(386)	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
SECOND QUARTER 2010 VS. SECOND QUARTER 2009
(Unaudited)

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
		(Dollars in millions, except
		average loan amount)
Loans closed to be sold	$7,660	$8,980	$(1,320)	(15)%
Fee-based closings	2,397	1,983	414	21%

Total closings	$10,057	$10,963	$(906)	(8)%

Purchase closings	$6,175	$3,870	$2,305	60%
Refinance closings	3,882	7,093	(3,211)	(45)%

Total closings	$10,057	$10,963	$(906)	(8)%

Fixed rate	$7,957	$9,324	$(1,367)	(15)%
Adjustable rate	2,100	1,639	461	28%

Total closings	$10,057	$10,963	$(906)	(8)%

First mortgage closings (units)	41,681	45,626	(3,945)	(9)%
Second-lien closings (units)	2,262	2,594	(332)	(13)%

Number of loans closed (units)	43,943	48,220	(4,277)	(9)%

Retail closings (units)	29,357	40,042	(10,685)	(27)%
Wholesale/correspondent closings (units)	14,586	8,178	6,408	78%

Number of loans closed (units)	43,943	48,220	(4,277)	(9)%

Average loan amount	$228,865	$227,363	$1,502	1%

Loans sold	$6,897	$9,205	$(2,308)	(25)%

Applications	$15,958	$14,819	$1,139	8%

IRLCs expected to close	$8,425	$6,930	$1,495	22%

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
	(In millions)
Mortgage fees	$66	$86	$(20)	(23)%

Gain on mortgage loans, net	139	147	(8)	(5)%

Mortgage interest income	18	22	(4)	(18)%
Mortgage interest expense	(22)	(24)	2	8%

Mortgage net finance expense	(4)	(2)	(2)	(100)%
Other income	1	1	—	—

Net revenues	202	232	(30)	(13)%

Salaries and related expenses	85	92	(7)	(8)%
Occupancy and other office expenses	8	6	2	33%
Other depreciation and amortization	3	4	(1)	(25)%
Other operating expenses	50	43	7	16%

Total expenses	146	145	1	1%

Income before income taxes	56	87	(31)	(36)%
Less: net income attributable to noncontrolling interest	7	5	2	40%

Segment profit	$49	$82	$(33)	(40)%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
SIX MONTHS ENDED JUNE 30, 2010 VS. SIX MONTHS ENDED JUNE 30, 2009
(Unaudited)

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$13,333	$16,287	$(2,954)	(18)%
Fee-based closings	4,549	3,572	977	27%

Total closings	$17,882	$19,859	$(1,977)	(10)%

Purchase closings	$9,593	$6,456	$3,137	49%
Refinance closings	8,289	13,403	(5,114)	(38)%

Total closings	$17,882	$19,859	$(1,977)	(10)%

Fixed rate	$13,882	$16,939	$(3,057)	(18)%
Adjustable rate	4,000	2,920	1,080	37%

Total closings	$17,882	$19,859	$(1,977)	(10)%

First mortgage closings (units)	72,068	81,951	(9,883)	(12)%
Second-lien closings (units)	4,494	5,617	(1,123)	(20)%

Number of loans closed (units)	76,562	87,568	(11,006)	(13)%

Retail closings (units)	52,344	72,824	(20,480)	(28)%
Wholesale/correspondent closings (units)	24,218	14,744	9,474	64%

Number of loans closed (units)	76,562	87,568	(11,006)	(13)%

Average loan amount	$233,566	$226,787	$6,779	3%

Loans sold	$12,659	$15,130	$(2,471)	(16)%

Applications	$28,157	$30,543	$(2,386)	(8)%

IRLCs expected to close	$14,799	$14,485	$314	2%

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage fees	$118	$147	$(29)	(20)%

Gain on mortgage loans, net	244	335	(91)	(27)%

Mortgage interest income	34	44	(10)	(23)%
Mortgage interest expense	(43)	(48)	5	10%

Mortgage net finance expense	(9)	(4)	(5)	(125)%
Other income	1	2	(1)	(50)%

Net revenues	354	480	(126)	(26)%

Salaries and related expenses	161	171	(10)	(6)%
Occupancy and other office expenses	16	14	2	14%
Other depreciation and amortization	6	7	(1)	(14)%
Other operating expenses	90	85	5	6%

Total expenses	273	277	(4)	(1)%

Income before income taxes	81	203	(122)	(60)%
Less: net income attributable to noncontrolling interest	7	8	(1)	(13)%

Segment profit	$74	$195	$(121)	(62)%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
SECOND QUARTER 2010 VS. SECOND QUARTER 2009
(Unaudited)

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Average loan servicing portfolio	$154,392	$148,971	$5,421	4%

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage interest income	$4	$4	$—	—
Mortgage interest expense	(19)	(16)	(3)	(19)%

Mortgage net finance expense	(15)	(12)	(3)	(25)%

Loan servicing income	97	100	(3)	(3)%
Change in fair value of mortgage servicing rights	(320)	55	(375)	n/m (1)

Net loan servicing (loss) income	(223)	155	(378)	n/m (1)

Other income (expense)	—	(19)	19	100%

Net revenues	(238)	124	(362)	n/m (1)

Salaries and related expenses	10	9	1	11%
Occupancy and other office expenses	2	1	1	100%
Other operating expenses	34	28	6	21%

Total expenses	46	38	8	21%

Segment (loss) profit	$(284)	$86	$(370)	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVCING SEGMENT RESULTS
SIX MONTHS ENDED JUNE 30, 2010 VS. SIX MONTHS ENDED JUNE 30, 2009
(Unaudited)

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Average loan servicing portfolio	$153,381	$149,117	$4,264	3%

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage interest income	$7	$7	$—	—
Mortgage interest expense	(36)	(28)	(8)	(29)%

Mortgage net finance expense	(29)	(21)	(8)	(38)%

Loan servicing income	198	200	(2)	(1)%
Change in fair value of mortgage servicing rights	(372)	(108)	(264)	(244)%

Net loan servicing (loss) income	(174)	92	(266)	n/m (1)

Other income (expense)	1	(21)	22	n/m (1)

Net revenues	(202)	50	(252)	n/m (1)

Salaries and related expenses	20	19	1	5%
Occupancy and other office expenses	5	4	1	25%
Other operating expenses	70	59	11	19%

Total expenses	95	82	13	16%

Segment loss	$(297)	$(32)	$(265)	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
SECOND QUARTER 2010 VS. SECOND QUARTER 2009
(Unaudited)

	Average for the
	Three Months
	Ended June 30,
	2010	2009	Change	% Change
	(In thousands of units)
Leased vehicles	291	318	(27)	(8)%
Maintenance service cards	275	277	(2)	(1)%
Fuel cards	275	285	(10)	(4)%
Accident management vehicles	291	313	(22)	(7)%

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Fleet management fees	$40	$38	$2	5%
Fleet lease income	349	360	(11)	(3)%
Other income	18	15	3	20%

Net revenues	407	413	(6)	(1)%

Salaries and related expenses	19	20	(1)	(5)%
Occupancy and other office expenses	4	5	(1)	(20)%
Depreciation on operating leases	306	322	(16)	(5)%
Fleet interest expense	25	22	3	14%
Other depreciation and amortization	2	3	(1)	(33)%
Other operating expenses	38	23	15	65%

Total expenses	394	395	(1)	—

Segment profit	$13	$18	$(5)	(28)%

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
SIX MONTHS ENDED JUNE 30, 2010 VS. SIX MONTHS ENDED JUNE 30, 2009
(Unaudited)

	Average for the
	Six Months
	Ended June 30,
	2010	2009	Change	% Change
	(In thousands of units)
Leased vehicles	294	323	(29)	(9)%
Maintenance service cards	273	279	(6)	(2)%
Fuel cards	273	285	(12)	(4)%
Accident management vehicles	289	316	(27)	(9)%

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Fleet management fees	$78	$75	$3	4%
Fleet lease income	688	724	(36)	(5)%
Other income	31	28	3	11%

Net revenues	797	827	(30)	(4)%

Salaries and related expenses	41	42	(1)	(2)%
Occupancy and other office expenses	8	9	(1)	(11)%
Depreciation on operating leases	614	647	(33)	(5)%
Fleet interest expense	49	54	(5)	(9)%
Other depreciation and amortization	5	6	(1)	(17)%
Other operating expenses	59	44	15	34%

Total expenses	776	802	(26)	(3)%

Segment profit	$21	$25	$(4)	(16)%

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF MORTGAGE LOANS HELD FOR SALE
(Unaudited)

	June 30,	December 31,
	2010	2009
	(In millions)
First mortgages:
Conforming(1)	$1,984	$1,106
Non-conforming	38	27
Alt-A(2)	1	2
Construction loans	13	16

Total first mortgages	2,036	1,151

Second lien	12	24
Scratch and Dent(3)	40	41
Other	2	2

Total	$2,090	$1,218

(1)	Represents mortgage loans that conform to the standards of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association.

(2)	Represents mortgage loans that are made to borrowers with prime credit histories, but do not meet the documentation requirements of a conforming loan.

(3)	Represents mortgage loans with origination flaws or performance issues.

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF GAIN ON MORTGAGE LOANS, NET
(Unaudited)

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Gain on loans	$140	$148	$(8)	(5)%
Change in fair value of Scratch and Dent and certain non-conforming mortgage loans	(3)	(4)	1	25%
Economic hedge results	2	3	(1)	(33)%

Total change in fair value of MLHS and related derivatives	(1)	(1)	—	—

Gain on mortgage loans, net	$139	$147	$(8)	(5)%

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
		(In millions)
Gain on loans	$234	$347	$(113)	(33)%
Change in fair value of Scratch and Dent and certain non-conforming mortgage loans	(4)	(14)	10	71%
Economic hedge results	14	2	12	600%

Total change in fair value of MLHS and related derivatives	10	(12)	22	n/m (1)

Gain on mortgage loans, net	$244	$335	$(91)	(27)%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE LOAN SERVICING PORTFOLIO
(Unaudited)
Portfolio Activity

	Six Months
	Ended June 30,
	2010	2009
	(In millions)
Unpaid principal balance of loan servicing portfolio:
Balance, beginning of period	$151,481	$149,750
Additions	16,119	17,606
Payoffs, sales and curtailments	(11,633)	(18,173)

Balance, end of period	$155,967	$149,183

Portfolio Composition

	June 30,
	2010	2009
	(In millions)
Owned servicing portfolio	$132,774	$128,670
Subserviced portfolio	23,193	20,513

Total servicing portfolio	$155,967	$149,183

Fixed rate	$107,113	$97,846
Adjustable rate	48,854	51,337

Total servicing portfolio	$155,967	$149,183

Conventional loans	$130,969	$130,378
Government loans	18,204	11,936
Home equity lines of credit	6,794	6,869

Total servicing portfolio	$155,967	$149,183

Weighted-average interest rate	5.2%	5.5%

Portfolio Delinquency (1)

	June 30,
	2010		2009
	Number	Unpaid	Number	Unpaid
	of Loans	Balance	of Loans	Balance
30 days	2.38%	2.09%	2.50%	2.22%
60 days	0.57%	0.54%	0.72%	0.68%
90 or more days	1.75%	1.86%	0.89%	0.93%

Total delinquency	4.70%	4.49%	4.11%	3.83%

Foreclosure/real estate owned/bankruptcies	2.66%	2.73%	2.62%	2.72%

(1)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

PHH CORPORATION AND SUBSIDIARIES
CHANGE IN FAIR VALUE OF MORTGAGE SERVICING RIGHTS
(Unaudited)

	Three Months
	Ended June 30,
	2010	2009	Change	% Change
	(In millions)
Actual prepayments of the underlying mortgage loans	$(35)	$(85)	$50	59%
Actual receipts of recurring cash flows	(11)	(13)	2	15%
Credit-related fair value adjustments(1)	(1)	(22)	21	95%
Market-related fair value adjustments(2)	(273)	175	(448)	n/m (3)

Change in fair value of mortgage servicing rights	$(320)	$55	$(375)	n/m (3)

	Six Months
	Ended June 30,
	2010	2009	Change	% Change
	(In millions)
Actual prepayments of the underlying mortgage loans	$(69)	$(150)	$81	54%
Actual receipts of recurring cash flows	(22)	(27)	5	19%
Credit-related fair value adjustments(1)	(19)	(35)	16	46%
Market-related fair value adjustments(2)	(262)	104	(366)	n/m (3)

Change in fair value of mortgage servicing rights	$(372)	$(108)	$(264)	(244)%

(1)	Represents the change in fair value of MSRs primarily due to changes in portfolio delinquencies and foreclosures.

(2)	Represents the change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(3)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
NET INVESTMENT IN FLEET LEASES DETAIL
(Unaudited)

	June 30,	December 31,
	2010	2009
Vehicles under open-end leases	96%	95%
Vehicles under closed-end leases	4%	5%

Vehicles under variable-rate leases	77%	76%
Vehicles under fixed-rate leases	23%	24%
Our Fleet Management Services segment’s historical net credit losses as a percentage of Net investment in fleet leases has averaged 2 basis points annually, and did not exceed 6 basis points annually, over the last ten fiscal years. During the six months ended June 30, 2010, net credit losses as a percentage of Net investment in fleet leases were less than 1 basis point for the period.

PHH CORPORATION AND SUBSIDIARIES
AVAILABLE FUNDING UNDER ASSET-BACKED DEBT
ARRANGEMENTS AND UNSECURED COMMITTED CREDIT FACILITIES
(Unaudited)
     As of June 30, 2010, available funding under the Company’s asset-backed debt arrangements and unsecured committed credit facilities consisted of:

		Utilized	Available
	Capacity(1)	Capacity	Capacity
		(In millions)
Asset-Backed Funding Arrangements
Vehicle management(2)	$3,501	$3,001	$500
Mortgage warehouse and other(3)	2,256	1,833	423

Unsecured Committed Credit Facilities(4)	810	395	415

(1)	Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements. With respect to asset-backed funding arrangements, capacity may be further limited by the asset eligibility requirements under the respective agreements.

(2)	The Chesapeake 2009-1 Term Notes and the 2009-4 Term Notes have entered their respective Amortization Periods.

(3)	Capacity does not reflect $2.3 billion undrawn under the $3.0 billion Fannie Mae Repurchase Facilities, as these facilities are uncommitted. Utilized capacity reflects $97 million of mortgage loans sold to RBS under the terms of the RBS Repurchase Facility. The mortgage loans and related Debt are not included in the Company’s Condensed Consolidated Balance Sheet as of June 30, 2010.

(4)	Utilized capacity reflects $16 million of letters of credit issued under the Amended Credit Facility, which are not included in Debt in the Company’s Condensed Consolidated Balance Sheet.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(Unaudited)
(In millions, except per share data)
     Core earnings is a financial measure that is not in accordance with generally accepted accounting principles in the United States (“GAAP”). Core earnings measures our financial performance excluding certain unrealized changes in value of our MSRs and therefore may not properly reflect the rate of value lost on subsequent payments or prepayments. As a result, core earnings may not reflect the underlying performance of the business over time. Core earnings involves differences from segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP, core earnings should be considered as supplementary to, and not as a substitute for, segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation or Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company’s financial performance. The Company believes that core earnings is useful to investors because it provides a means by which investors can evaluate the Company’s underlying core operating performance, exclusive of certain adjustments that investors may consider to be unrelated to the operations and key drivers of the business. The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the Company’s underlying core operating performance as distinguished from the factors that are included in computing segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation in accordance with GAAP and that may obscure such core operating performance for a given period or periods.
Regulation G Reconciliation

	Three Months
	Ended June 30,
	2010	2009
(Loss) income before income taxes – as reported	$(215)	$186
Less: net income attributable to noncontrolling interest	7	5

Segment (loss) profit	(222)	181
Certain MSRs fair value adjustments:
Market-related(1)	273	(175)
Credit-related(2)	1	22

Core earnings (pre-tax)	$52	$28

Net (loss) income attributable to PHH Corporation – as reported	$(133)	$106
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(3)	161	(104)
Credit-related, net of taxes(2)(3)	—	13

Core earnings (after-tax)	$28	$15

Basic (loss) earnings per share attributable to PHH Corporation – as reported	$(2.40)	$1.93
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(4)	2.90	(1.90)
Credit-related, net of taxes(2)(4)	.02	0.24

Core earnings per share attributable to PHH Corporation	$0.52	$0.27

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Incremental effective tax rate of 41% was applied to the MSRs fair value adjustments to arrive at the net of taxes amounts for the three months ended June 30, 2010 and 2009.

(4)	Basic weighted-average shares outstanding of 55.548 million and 54.502 million for the three months ended June 30, 2010 and 2009, respectively, were used to calculate per share amounts.

Regulation G Reconciliation

	Six Months
	Ended June 30,
	2010	2009
(Loss) income before income taxes – as reported	$(196)	$191
Less: net income attributable to noncontrolling interest	7	8

Segment (loss) profit	(203)	183
Certain MSRs fair value adjustments:
Market-related(1)	262	(104)
Credit-related(2)	19	35

Core earnings (pre-tax)	$78	$114

Net (loss) income attributable to PHH Corporation – as reported	$(125)	$108
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(3)	155	(62)
Credit-related, net of taxes(2)(3)	11	21

Core earnings (after-tax)	$41	$67

Basic (loss) earnings per share attributable to PHH Corporation – as reported	$(2.26)	$1.98
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(4)	2.80	(1.14)
Credit-related, net of taxes(2)(4)	.20	0.39

Core earnings per share attributable to PHH Corporation	$0.74	$1.23

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Incremental effective tax rate of 41% was applied to the MSRs fair value adjustments to arrive at the net of taxes amounts for the six months ended June 30, 2010 and 2009.

(4)	Basic weighted-average shares outstanding of 55.293 million and 54.441 million for the six months ended June 30, 2010 and 2009, respectively, were used to calculate per share amounts.